abrdn Funds: Summary Prospectus
abrdn Global High Income Fund (formerly, Aberdeen Global High Income Fund)

February 28, 2022

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.abrdn.com/en-us/us/investor/fund-centre#literature. You can also get this information at no cost by e-mailing a request to Investor.Services.US@abrdn.com, calling (866) 667-9231 or asking your financial advisor. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2022, the independent registered public accounting firm’s report and financial statements in the Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund and Aberdeen Global High Income Fund (each, an “Aberdeen Investment Funds Predecessor Fund” and collectively, the “Aberdeen Investment Funds Predecessor Funds”), series of Aberdeen Investment Funds, annual report, dated October 31, 2021, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A - BJBHX ■ Institutional Class - JHYIX

Objective

The abrdn Global High Income Fund (formerly, Aberdeen Global High Income Fund) (the “Global High Income Fund” or the “Fund”) seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Global High Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges,” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171 and 230 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 124 and 125 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	3.00%		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	None
Small Account Fee(2)	$20		$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(3)	0.58%	0.52%
Acquired Fund Fees and Expenses(3)(4)	0.03%	0.03%
Total Annual Fund Operating Expenses(3)	1.51%	1.20%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.48%	0.42%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(3)	1.03%	0.78%

1	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
2	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
3	The Fund acquired all of the assets and liabilities of a corresponding fund of the same name (the “Predecessor Fund”), a series of Aberdeen Investment Funds, in connection with a reorganization that occurred as of the close of business on December 3, 2021. Accordingly, “Other Expenses”, “Acquired Fund Fees and Expenses”, “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements” have been restated to reflect current expenses.
4	“Acquired Fund Fees and Expenses” are incurred indirectly by the Fund as a result of its investments in one or more funds, including exchange traded funds (ETFs), and these fees and expenses are not subject to the Fund’s fee waiver/expense reimbursement contract.
5	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.75% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2023 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, and Rule 12b-1 fees for Class A shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Summary – abrdn Global High Income Fund	1

Summary – abrdn Global High Income Fund

Example

This Example is intended to help you compare the cost of investing in the Global High Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Global High Income Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$402	$717	$1,055	$2,008
Institutional Class shares	$80	$339	$619	$1,417

Portfolio Turnover

The Global High Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor Fund’s (defined below) portfolio turnover rate was 98% of the average value of its portfolio.

Principal Strategies

The Global High Income Fund seeks to achieve its goal by investing primarily in high income producing instruments, rated at the time of purchase below “BBB–” by Standard & Poor’s Rating Service (“S&P”), or below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”), or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. The Fund may invest in securities rated in the lowest ratings category or in default (i.e., “junk bonds”). Although the Fund typically invests in high income debt securities, the Fund may also invest in investment grade debt.

The Fund normally invests in a diversified portfolio of high income producing securities. The strategy is primarily directed toward U.S. Dollar denominated debt rated below investment grade (i.e., “junk bonds”) and the Fund ordinarily invests at least 60% of its net assets in U.S. Dollar denominated securities. However, the Fund may purchase securities denominated in foreign currencies.

The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. Although ESG investing is not a principal strategy of the Fund, the Adviser considers and assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer. The Fund seeks to invest in securities of issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact of any restructurings or other corporate reorganizations. In addition, the Fund may invest in U.S. and non-U.S. Dollar denominated securities issued by foreign public or private sector entities, including those based in the emerging markets.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, municipalities, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance.

The Fund invests in fixed income securities, debt instruments convertible into common stock, preferred stock and swaps.

The Fund invests in financial instruments issued by corporations, banks, governments, government entities and supranational organizations.

The Fund ordinarily invests in no fewer than three different countries outside the U.S. Under normal market conditions, the Fund will invest at least 40% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. issuers. However, the Fund may invest a lesser amount of its assets in securities of non-U.S. issuers when market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its net assets plus any borrowings for investment purposes, in securities of non-U.S. issuers. An issuer is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of, or has its principal office in, a country outside the U.S.;
●	the company has its principal securities trading market in a country outside the U.S.; and/or
●	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

2	Summary – abrdn Global High Income Fund

Summary – abrdn Global High Income Fund

The Fund may invest in debt securities of any maturity. The Fund may invest in restricted securities and private placements including securities issued under Rule 144A and/or Regulation S (“Regulation S Securities”).

The Fund may invest in debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in preferred stocks, asset-backed securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may invest in, enter into, or acquire participation in, delayed funding loans and revolving credit facilities.

The Fund may invest up to 20% of its net assets in global equity securities. The Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or over-the-counter (“OTC”).

To achieve its investment goal, the Fund uses derivatives under certain market conditions. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund expects that derivative instruments will include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants, and structured notes. In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.

Principal Risks

The Global High Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Fixed Income Securities Risk – Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. If the Fund incurs losses from foreign currencies or foreign currency hedge positions, the Fund’s distributions could constitute a return of capital to shareholders for federal income tax purposes.

Asset-Backed Securities Risk – Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Summary – abrdn Global High Income Fund	3

Summary – abrdn Global High Income Fund

Bank Loan Risk – There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.

Credit Default Swap Risk – Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they may increase credit risk since the Fund may have exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited including, without limitation, as a result of general market conditions or Dodd-Frank and regulations thereunder, and these changes could adversely affect the Fund. Additionally, to the extent the Fund sells protection under credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default or similar event of the referenced debt obligation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk (including Options, Futures and Swaps) – Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Other Derivatives Risks – Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Emerging Markets Risk – A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies, municipalities or governments in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Illiquid Securities Risk – Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and

4	Summary – abrdn Global High Income Fund

Summary – abrdn Global High Income Fund

monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Interest Rate Risk – The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

LIBOR Risk – The risk that potential changes related to the use of the London Interbank Offered Rate (‘‘LIBOR’’) could adversely affect financial instruments that reference LIBOR as a benchmark interest rate. While some instruments may contemplate a scenario when LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments provide for an alternative rate, and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions.

Private Placements and Other Restricted Securities Risk – Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Sovereign Debt Risk – Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly. Sovereign debt risk is increased for emerging market issuers. The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Summary – abrdn Global High Income Fund	5

Summary – abrdn Global High Income Fund

Performance

The bar chart and table below can help you evaluate potential risks of the Global High Income Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The table compares the Fund’s average annual total returns to the returns of the ICE BofA Merrill Lynch Global High Yield Constrained Index (hedged), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

The returns presented for the Fund for periods prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”), a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization on December 3, 2021, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.

Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not the differences in the expenses applicable to the respective classes of the Fund.

Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Year-to-Date Return of the Target Fund as of December 31, 2021: 3.43%

Highest Return: 12.44% - 2nd quarter 2020

Lowest Return: -15.45% - 1st quarter 2020

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

6	Summary – abrdn Global High Income Fund

Summary – abrdn Global High Income Fund

Average Annual Total Returns of the Fund as of December 31, 2021

	1 Year	5 Years	10 Years
Class A shares (inception date: 12/17/02) – Before Taxes	0.27%	4.80%	4.75%
Class A shares – After Taxes on Distributions	-1.73%	2.58%	2.25%
Class A shares – After Taxes on Distributions and Sales of Shares	0.15%	2.68%	2.54%
Institutional Class shares (inception date: 1/30/03) – Before Taxes	3.69%	5.73%	5.35%
ICE BofA Merrill Lynch Global High Yield Constrained Index (hedged) (reflects no deductions for expenses or taxes)	3.04%	5.89%	7.06%

Investment Adviser

abrdn Inc. serves as the Global High Income Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Ben Pakenham	Head of Euro High Yield and Loans	2016*
Erlend Lochen	Head of North American Fixed Income and Global High Yield	2019*
George Westervelt, CFA®	Head of U.S. High Yield Research	2019*
Matthew Kence	Investment Director	2019*
Arthur Milson	Investment Director	2019*

* Includes service to Predecessor Fund.

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary – abrdn Global High Income Fund	7

Summary – abrdn Global High Income Fund

8	Summary – abrdn Global High Income Fund